UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 17, 2024 (December 16, 2024)

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania		17703-0967
(Address of principal executive offices)		(Zip Code)

(570) 322-1111 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.55 par value	PWOD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

                On December 17, 2024, Penns Woods Bancorp, Inc. (“Penns Woods”) released a presentation to investors about the transactions described in the Merger Agreement (defined below). The presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The preceding information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Matters.

On December 17, 2024, Penns Woods announced that it has entered into an Agreement and Plan of Merger dated December 16, 2024 (“Merger Agreement”) with Northwest Bancshares, Inc. (“Northwest”). The Merger Agreement calls for Penns Woods to merge with and into Northwest, and for each of Penns Woods’ wholly-owned subsidiary banks, Luzerne Bank and Jersey Shore State Bank, to merge with and into Northwest’s wholly-owned subsidiary, Northwest Bank, with Northwest Bank as the bank surviving each merger.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Additional Information about the Merger

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities of Penns Woods. Northwest will file a registration statement on Form S-4 and other documents regarding the proposed merger with Penns Woods with the Securities and Exchange Commission (“SEC”). The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Penns Woods in advance of its special meetings of shareholders to be held to consider the proposed merger. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they contain important information about Northwest, Penns Woods and the proposed merger.

Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, free of charge, on Penns Woods’ website at https://www.pwod.com/financial-information/filings-news-and-events/sec-filings or by contacting Penns Woods’ Investor Relations Department at: Penns Woods Bancorp, Inc., 300 Market Street, Williamsport, Pennsylvania 17701, Attn: Investor Relations.

Northwest, Penns Woods, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Penns Woods in connection with the proposed merger. Information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Additional information about the directors and executive officers of Penns Woods is set forth in the proxy statement for Penns Woods’ 2024 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 26, 2024.

Cautionary Statements Regarding Forward-Looking Information

Statements in this communication which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections and benefits related to the transactions described in this communication.

The information contained in this communication should be read in conjunction with Penns Woods’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), filed with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website (www.sec.gov) or at Penns Woods’ website (https://www.pwod.com/financial-information/filings-news-and-events/sec-filings).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2023 Annual Report filed with the SEC under the section, “Risk Factors” in Part I, Item 1A. Additional risks and uncertainties include, but are not limited to: the possibility that Northwest’s merger with Penns Woods will be unsuccessful or more difficult, time-consuming or costly than expected; the possibility that Northwest is unable to obtain regulatory approvals of the proposed merger with Penns Woods on the proposed terms and schedule; and the possibility that Penns Woods is unable to obtain the approval of the merger by its shareholders. As such, actual results could differ materially from those contemplated by forward-looking statements made in this communication. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Penns Woods’ business and operations. Penns Woods disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Investor Presentation issued by Penns Woods Bancorp, Inc. on December 17, 2024.

99.2	Press release issued by Penns Woods Bancorp, Inc. on December 17, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: December 17, 2024

	By:	/s/ Brian L. Knepp
Brian L. Knepp
President and Chief Financial Officer